UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2025

Latham Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40358	83-2797583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Watervliet Shaker Road, Latham, NY	12110
(Address of principal executive offices)	(Zip Code)

(800) 833-3800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SWIM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 6, 2025, Latham Group, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal first quarter ended March 29, 2025. A copy of the Company’s press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

The information furnished with this Item 2.02 (including Exhibit 99 referenced under Item 9.01 below) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2025, Joshua D. Cowley, Chief Commercial Officer of the Company, notified the Company that he will resign from his position with the Company effective as of May 16, 2025 to pursue another opportunity.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 1, 2025, at the 2025 annual meeting of stockholders (the “Annual Meeting”) of the Company, the stockholders of the Company:

(1)	Elected the three Class I director nominees, with each director to hold office until the 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service; and

(2)	Ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Set forth below are the final voting results for each matter presented to stockholders at the Annual Meeting.

Proposal 1: Election of Class I Directors

Nominee	For	Withheld	Broker Non-Votes
James E. Cline	101,289,272	2,566,748	4,769,188
DeLu Jackson	88,333,775	15,522,245	4,769,188
Mark P. Laven	87,519,346	16,336,674	4,769,188

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
108,208,796	416,176	236

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99	Press release of Latham Group, Inc., dated May 6, 2025, reporting financial results for the fiscal first quarter ended March 29, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2025
LATHAM GROUP, INC.

	By:	/s/ Scott M. Rajeski
	Name:	Scott M. Rajeski
	Title:	Chief Executive Officer and President